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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 33-80435) of ITT Educational Services, Inc. of our report dated January 8, 1997, except for Note 10, which is as of February 12, 1997, appearing on Page F-1 of this Form 10-K.









/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
Indianapolis, Indiana
March 12, 1997